EXHIBIT  23.2



                     CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 5, 2001 relating to the consolidated financial statements of Peter Kiewit Sons', Inc., which appears in Peter Kiewit Sons', Inc.'s Annual Report on Form 10-K for the year ended December 28, 2002.



                                 /s/ PricewaterhouseCoopers LLP
                                 PRICEWATERHOUSECOOPERS LLP


Omaha, Nebraska
August 4, 2003